UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2008

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri

State or other jurisdiction of incorporation

01-07284	43-0168840
Commission File Number	IRS Employer Identification No.

5711 R. S. Boreham, Jr., St Fort Smith, Arkansas	72901
Address of principal executive offices	Zip Code

479-646-4711

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

John McFarland, Chairman and CEO of Baldor Electric Company (NYSE:BEZ), will make a presentation at Baldor’s Analyst Meeting on Monday, December 15, 2008, at 11:30 a.m. ET. The purpose of the presentation is to provide an update on current business as well as cost reduction strategies for the year ahead.

To access the live webcast go to www.baldor.com and click on the link in the lower right hand corner. The archived webcast will be available for a minimum of 30 days after the event.

A copy of the presentation slides, which will be discussed at the meeting, is attached hereto as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

(d)	See Exhibit Index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date December 15, 2008	/s/ George E. Moschner
George E. Moschner
Chief Financial Officer and Secretary
(Principal Financial Officer)

INDEX OF EXHIBITS

Exhibit No.	Description

99	Slide show presentation exhibits